PREPAYMENTS AND OTHER CURRENT ASSETS, NET (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS, NET
Advances to suppliers	¥ 112,385		¥ 120,556
Deposits	11,033		22,042
Prepaid expenses	23,076		16,372
Value-added tax recoverable	28,468		21,888
Others	18,486		27,224
Total	¥ 193,448	$ 26,502	¥ 208,082